Exhibit 10.6

ASSET REPRESENTATIONS REVIEW AGREEMENT

among

PERPETUAL TRUSTEE COMPANY LIMITED, in its capacity as trustee of SMART ABS Series 2016-2US Trust,

as Issuer Trustee

MACQUARIE SECURITIES MANAGEMENT PTY LIMITED,

as Manager

MACQUARIE LEASING PTY LIMITED,

as Servicer

and

CLAYTON FIXED INCOME SERVICES LLC,

as Asset Representations Reviewer

Dated as of October 14, 2016

i

TABLE OF CONTENTS

(continued)

ii

ASSET REPRESENTATIONS REVIEW AGREEMENT, dated as of October 14, 2016 (this “Agreement”), among PERPETUAL TRUSTEE COMPANY LIMITED, a limited liability public company under the Australian Corporations Act 2001 (Cth), in its capacity as trustee of SMART ABS Series 2016-2US Trust, as Issuer Trustee, MACQUARIE LEASING PTY LIMITED, a limited liability company incorporated under the Australian Corporations Act 2001 (Cth), as Servicer, MACQUARIE SECURITIES MANAGEMENT PTY LIMITED, a limited liability company incorporated under the Australian Corporations Act 2001 (Cth), as Manager, and CLAYTON FIXED INCOME SERVICES LLC, a Delaware limited liability company, as asset representations reviewer (the “Asset Representations Reviewer”).

BACKGROUND

In the normal course of its business, Macquarie Leasing Pty Limited provides financing for a wide range of new and used motor vehicles and equipment.

In connection with a securitization transaction sponsored by Macquarie Leasing Pty Limited, Macquarie Leasing Pty Limited sold a pool of SMART Receivables consisting of lease contracts, hire purchase contracts and loan contracts secured by new and used motor vehicles (including cars, trucks, buses, trailers, forklifts and motorcycles) located in Australia to one or more Disposing Trusts, who sold them to the Issuer Trustee and to the Issuer Trustee directly.

The Issuer Trustee has granted a security interest in the pool of SMART Receivables to the Security Trustee, for the benefit of the secured parties, as security for the Notes issued by the Issuer Trustee under the Master Trust Deed and the Series Supplement.

The Manager has directed the Issuer Trustee to engage the Asset Representations Reviewer to perform reviews of certain SMART Receivables for compliance with the representations and warranties made by Macquarie Leasing Pty Limited about the SMART Receivables in the pool pursuant to clause 5.1 of the Master Sale and Servicing Deed (the “Pool Asset Representations”).

In consideration of the foregoing, other good and valuable consideration, and the mutual terms and conditions contained herein, the parties hereto agree as follows:

ARTICLE I

USAGE AND DEFINITIONS

Section 1.1.    Usage and Definitions. (a) Unless otherwise defined in this Agreement or unless otherwise indicated in this Agreement, words and phrases defined (including by incorporation from, or by reference to, another document) in either or each of the Master Trust Deed, the Master Sale and Servicing Deed and the Series Supplement have the same meaning in this Agreement. Where there is any inconsistency in a definition between the Series Supplement (on the one hand) and the Master Trust Deed or the Master Sale and Servicing Deed (on the other hand), the Series Supplement prevails. Further, where there is any inconsistency in a definition between the Master Trust Deed (on the one hand) and the Master Sale and Servicing Deed (on the other hand), the Master Sale and Servicing Deed prevails.

(b) With respect to all terms in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to “writing” include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments, amendments and restatements, and supplements thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to persons include their permitted successors and assigns; references to laws include their amendments and supplements, the rules and regulations thereunder and any successors thereto; the term “including” means “including without limitation;” and the term “or” is not exclusive.

Section 1.2.    Additional Definitions. The following terms have the meanings given below:

“Affiliate” means, for any specified person, any other person which, directly or indirectly, controls, is controlled by, or is under common control with such specified person. For purposes of this definition, “control” means the power, directly or indirectly, to cause the direction of the management and policies of a person.

“Annual Fee” has the meaning stated in Section 4.3(a).

“Asset Representations Review” means the performance by the Asset Representations Reviewer of the testing procedures for each Test and each Subject Receivable according to Section 3.4.

“Confidential Information” has the meaning stated in Section 4.9(b).

“Information Recipients” has the meaning stated in Section 4.9(a).

“Indemnified Parties” has the meaning stated in Section 4.6(a).

“Macquarie PII” has the meaning stated in Section 4.10(a).

“Master Sale and Servicing Deed” means the Master Sale and Servicing Deed, dated February 27, 2007, among the Issuer Trustee, the Manager, the Servicer and the Seller, as amended and supplemented from time to time.

“Master Trust Deed” means the Master Trust Deed, dated March 11, 2002, between the Manager and Permanent Custodians Limited ACN 001 426 384, the rights and obligations of which were assumed by Perpetual Trustee Company Limited ACN 000 001 007 pursuant to the Deed of Assumption, as amended and supplemented from time to time.

“Personally Identifiable Information” or “PII” has the meaning stated in Section 4.10(a).

“Pool Asset Representations” has the meaning stated in the Background paragraphs.

“Proceeding” means any suit in equity, action at law or other judicial or administrative proceeding.

“Review Fee” has the meaning stated in Section 4.3(b).

“Review Materials” means, for an Asset Representations Review and a Subject Receivable, the documents and other materials for each Test listed under “Review Materials” in Schedule A or any additional documents or other materials that the Asset Representations Reviewer may reasonably request.

“Review Report” means, for an Asset Representations Review, the report of the Asset Representations Reviewer prepared according to Section 3.5.

“Series Supplement” means the SMART ABS Series 2016-2US Trust Series Supplement, dated as of September 29, 2016, among the Seller, Macquarie Bank Limited, the Manager and the Issuer Trustee.

“Test” has the meaning stated in Section 3.4(a).

“Test Complete” has the meaning stated in Section 3.4(c).

“Test Fail” has the meaning stated in Section 3.4(a).

“Test Incomplete” has the meaning stated in Section 3.4(a).

“Test Pass” has the meaning stated in Section 3.4(a).

ARTICLE II

ENGAGEMENT OF ASSET REPRESENTATIONS REVIEWER

Section 2.1.    Engagement; Acceptance. The Issuer Trustee (at the direction of the Manager) engages Clayton Fixed Income Services LLC to act as the Asset Representations Reviewer for the Series Trust. Clayton Fixed Income Services LLC accepts the engagement and agrees to perform the obligations of the Asset Representations Reviewer on the terms in this Agreement.

Section 2.2.    Confirmation of Scope. The parties confirm that the Asset Representations Reviewer is not responsible for (a) reviewing the SMART Receivables for compliance with the representations and warranties under the Transaction Documents, except as described in this Agreement or (b) determining whether noncompliance with the Pool Asset Representations constitutes a breach of the Transaction Documents.

ARTICLE III

ASSET REPRESENTATIONS REVIEW PROCESS

Section 3.1.    Review Notices. On receipt of a Review Notice from the Manager according to clause 20.3 of the US$ Note Trust Deed, the Asset Representations Reviewer will start an Asset Representations Review. The Asset Representations Reviewer will have no obligation to start an Asset Representations Review until a Review Notice is received.

Section 3.2.    Identification of Subject Receivables. Within ten (10) Business Days after receipt of a Review Notice, the Servicer will deliver to the Asset Representations Reviewer, the Manager and the Issuer Trustee a list of the Subject Receivables that will be subject to an Asset Representation Review.

Section 3.3.    Review Materials.

(a)    Access to Review Materials. The Servicer will give the Asset Representations Reviewer access to the Review Materials for all of the Subject Receivables within sixty (60) calendar days after receipt of the Review Notice in one or more of the following ways in the Servicer’s reasonable discretion: (i) by providing remote access to the Servicer’s receivables systems, (ii) by electronic posting of the Review Materials to a password-protected website to which the Asset Representations Reviewer has access, or (iii) or in another manner agreed by the Servicer and the Asset Representations Reviewer; provided that the Asset Representations Reviewer will in no event be requested or required to travel to the Servicer’s or other third party’s location to obtain access to Review Materials. The Servicer may redact or remove PII from the Review Materials so long as all information in the Review Materials necessary for the Asset Representations Reviewer to complete the Asset Representations Review remains intact and unchanged.

(b)    Missing or Insufficient Review Materials. The Asset Representations Reviewer will review the Review Materials to determine if any Review Materials are missing or insufficient for the Asset Representations Reviewer to perform any Test. If the Asset Representations Reviewer reasonably determines that any of the Review Materials are missing or insufficient for the Asset Representations Reviewer to perform any Test, the Asset Representations Reviewer will notify the Servicer promptly, and in any event no less than twenty (20) calendar days before completing the Asset Representations Review, and the Servicer will use reasonable efforts to provide the Asset Representations Reviewer access to such missing Review Materials or other documents or information to correct the insufficiency within fifteen (15) calendar days. If the missing or insufficient Review Materials have not been provided by the Servicer within sixty (60) calendar days of the Servicer being notified of such insufficiency, the parties agree that the Subject Receivable subject to the applicable Tests(s) will have a Test Incomplete for the related Test(s) and the Review Report will indicate the reason for the Test Incomplete.

Section 3.4.    Performance of Reviews.

(a)    Test Procedures. For an Asset Representations Review, the Asset Representations Reviewer will perform for each Subject Receivable the procedures listed under “Tests” in Schedule A for each Pool Asset Representation (each, a “Test”), using the Review Materials listed for each such Test in Schedule A. For each Test and Subject Receivable, the Asset Representations Reviewer will determine in its reasonable judgment if the Test has been satisfied (a “Test Pass”), if the Test has not been satisfied (a “Test Fail”) or if the Test could not be concluded as a result of missing or incomplete Review Materials (a “Test Incomplete”). The Asset Representations Reviewer will use such determination for all Subject Receivables that are subject to the same Test.

(b)    Review Period. The Asset Representations Reviewer will complete the Asset Representations Review of all of the Subject Receivables within ninety (90) calendar days after receiving access to the Review Materials under Section 3.3(a). However, if (i) missing or additional Review Materials are provided to the Asset Representations Reviewer under Section 3.3(b) or (ii) the Asset Representations Reviewer requests clarification of any Review Materials or testing procedures, the Asset Representations Review period will be extended for an additional thirty (30) calendar days.

(c)    Completion of Review for Certain Subject Receivables. Following the delivery of the list of the Subject Receivables and before the delivery of the Review Report by the Asset Representations Reviewer, the Servicer may notify the Asset Representations Reviewer if (a) a Subject Receivable is paid in full by the Obligor (b) a Subject Receivable is held by the Issuer Trustee for the Seller Trust in accordance with clause 6.4 of the Master Sale and Servicing Deed or (c) Macquarie Leasing Pty Limited has paid an amount to the Issuer Trustee in accordance with clauses 6.10 and 6.11 of the Master Sale and Servicing Deed. On receipt of notice, the Asset Representations Reviewer will immediately terminate all Tests of such Subject Receivable and the Asset Representations Review of such Subject Receivable will be considered complete (a “Test Complete”). In this case, the Review Report will indicate a Test Complete for the Subject Receivable and the related reason.

(d)    Previously Reviewed Receivable. If any Test was performed in a prior Asset Representations Review, the Asset Representations Reviewer will not perform such Tests on such Subject Receivable again unless (a) such Subject Receivable is the subject of a Pool Asset Representation as of a date after the completion of such prior Asset Representations Review or (b) the Asset Representations Reviewer has reason to believe that such prior Asset Representations Review was conducted in a manner that would not have ascertained compliance with a specific Pool Asset Representation, but will include the results of such previous Tests in the Review Report for the current Asset Representations Review.

(e)    Duplicative Tests. If the same Test is required for more than one representation or warranty listed in Schedule A, the Asset Representations Reviewer will only perform the Test once for each Subject Receivable but will report the results of the Test for each applicable representation or warranty in the Review Report.

(f)    Termination of Asset Representations Review. If an Asset Representations Review is in process and the US$ Notes will be paid in full on the next Distribution Date, the Servicer will notify the Asset Representations Reviewer, the Manager and the Issuer Trustee no less than ten (10) calendar days before that Distribution Date. On receipt of notice, the Asset Representations Reviewer will terminate the Asset Representations Review immediately and will have no obligation to deliver a Review Report.

Section 3.5.    Review Reports. Within five (5) calendar days after the end of the Asset Representations Review period under Section 3.4(b), the Asset Representations Reviewer will deliver to the Issuer Trustee, the Manager and the Servicer a Review Report indicating for each Subject Receivable whether there was a Test Pass, a Test Incomplete or a Test Fail for each Test, or whether the Subject Receivable was a Test Complete and the related reason. The Review Report will contain a summary of the Asset Representations Review results, which must be included in the Form 10-D report filed by MLPL, as depositor and on behalf of the Series Trust, for the Collection Period in which the Review Report is received. The Asset Representations Reviewer will ensure that the Review Report does not contain any Macquarie PII. On the reasonable request of the Servicer, the Asset Representations Reviewer will provide additional details on the Test results.

Section 3.6.    Review Representatives.

(a)    Servicer Representative. The Servicer will designate one or more representatives who will be available to assist the Asset Representations Reviewer in performing the Asset Representations Review, including responding to requests and answering questions from the Asset Representations Reviewer about access to Review Materials on the Servicer’s receivables systems, obtaining missing or insufficient Review Materials and/or providing clarification of any Review Materials or Tests.

(b)    Asset Representations Reviewer Representative. The Asset Representations Reviewer will designate one or more representatives who will be available to the Issuer Trustee, the Manager and the Servicer during the performance of an Asset Representations Review.

(c)    Questions About Asset Representations Review. The Asset Representations Reviewer will make appropriate personnel available to respond in writing to written questions or requests for clarification of any Review Report from the Issuer Trustee, the Manager or the Servicer until the earlier of (i) the payment in full of the US$ Notes and (ii) one year after the delivery of the Review Report. The Asset Representations Reviewer will have no obligation to respond to questions or requests for clarification from US$ Noteholders or any other person and will direct such persons to submit written questions or requests to the Servicer (with a copy to the Issuer Trustee and the Manager).

Section 3.7.    Limitations on Asset Representations Review Obligations.

(a)    Asset Representations Review Process Limitations. The Asset Representations Reviewer will have no obligation:

(i)    to determine whether a Delinquency Trigger has occurred or whether the required percentage of US$ Noteholders has voted to direct an Asset Representations Review under the Series Supplement;

(ii)    to determine which SMART Receivables are subject to an Asset Representations Review;

(iii)    to confirm the validity of the Review Materials;

(iv)    to take any action or cause any other party to take any action under any of the Transaction Documents or otherwise to enforce any remedies against any person for breaches of Pool Asset Representations about the Subject Receivables; or

(v)    to establish cause, materiality or recourse for any Test Fail as described in Section 3.4.

Section 3.8.    Dispute Resolution. The Asset Representations Reviewer acknowledges and agrees that any Review Report may be used by the Issuer Trustee, the Manager, the US$ Note Trustee, the Security Trustee or the Servicer in any dispute resolution proceeding related to the Subject Receivables. No additional fees or reimbursement of expenses shall be paid to the Asset Representations Reviewer regarding the Issuer Trustee’s, the Manager’s, the US$ Note Trustee’s, the Security Trustee’s or the Servicer’s use of any Review Report; provided that the Asset Representations Reviewer will be reimbursed for its participation in any such proceeding in accordance with Section 4.3(d).

ARTICLE IV

ASSET REPRESENTATIONS REVIEWER

Section 4.1.    Representations and Warranties. The Asset Representations Reviewer represents and warrants to the Issuer Trustee as of the Closing Date:

(a)    Organization and Qualification. The Asset Representations Reviewer is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware. The Asset Representations Reviewer is qualified as a foreign limited liability company in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its properties or the conduct of its activities requires the qualification, license or approval, unless the failure to obtain the qualifications, licenses or approvals would not reasonably be expected to have a material adverse effect on the Asset Representations Reviewer’s ability to perform its obligations under this Agreement.

(b)    Power, Authority and Enforceability. The Asset Representations Reviewer has the power and authority to execute, deliver and perform its obligations under this Agreement. The Asset Representations Reviewer has authorized the execution, delivery and performance of this Agreement. This Agreement is the legal, valid and binding obligation of the Asset Representations Reviewer enforceable against the Asset Representations Reviewer, except as may be limited by insolvency, bankruptcy, reorganization or other laws relating to the enforcement of creditors’ rights or by general equitable principles.

(c)    No Conflicts and No Violation. The execution, delivery and performance by the Asset Representations Reviewer of the transactions contemplated by this Agreement and the performance of the Asset Representations Reviewer’s obligations under this Agreement will not (A) conflict with, or be a breach or default under, any indenture, mortgage, deed of trust, loan agreement, guarantee or other agreement or instrument under which the Asset Representations Reviewer is a party, (B) result in the creation or imposition of any Lien on any of the properties or assets of the Asset Representations Reviewer under the terms of any indenture, mortgage, deed of trust, loan agreement, guarantee or other agreement or instrument, (C) violate the organizational documents of the Asset Representations Reviewer or (D) violate any law or any order, rule or regulation of a federal or state court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Asset Representations Reviewer or its properties that applies to the Asset Representations Reviewer, which, in each case, would reasonably be expected to have a material adverse effect on the Asset Representations Reviewer’s ability to perform its obligations under this Agreement.

(d)    No Consent Required. No approval or authorization by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by the Asset Representations Reviewer of this Agreement other than (i) approvals and authorizations that have previously been obtained and filings that have previously been made and (ii) approvals, authorizations or filings which, if not obtained or made, would not have a material adverse effect on the ability of the Asset Representations Reviewer to perform its obligations under this Agreement.

(e)    No Proceedings. There are no Proceedings or investigations pending or, to the knowledge of the Asset Representations Reviewer, threatened in writing before a federal or State court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Asset Representations Reviewer or its properties (A) asserting the invalidity of this Agreement, (B) seeking to prevent the completion of the transactions contemplated by this Agreement or (C) seeking any determination or ruling that would reasonably be expected to have a material adverse effect on the Asset Representations Reviewer’s ability to perform its obligations under, or the validity or enforceability of, this Agreement.

(f)    Eligibility. The Asset Representations Reviewer meets the eligibility requirements in Section 5.1.

Section 4.2.    Covenants. The Asset Representations Reviewer covenants and agrees that:

(a)    Eligibility. It will notify the Issuer Trustee, the Manager and the Servicer promptly if it no longer meets, or reasonably expects that it will no longer meet, the eligibility requirements in Section 5.1.

(b)    Review Systems; Personnel. It will maintain business process management and/or other systems necessary to ensure that it can perform each Test and, on execution of this Agreement, will load each Test into these systems. The Asset Representations Reviewer will ensure that these systems allow for each Subject Receivable and the related Review Materials to be individually tracked and stored as contemplated by this Agreement. The Asset Representations Reviewer will maintain adequate staff that is properly trained to conduct Asset Representations Reviews as required by this Agreement.

(c)    Maintenance of Review Materials. It will maintain copies of any Review Materials, Review Reports and other documents relating to an Asset Representations Review, including internal correspondence and work papers, for a period of two years after the termination of this Agreement or repayment of the Notes in full, whichever comes first.

Section 4.3.    Fees and Expenses.

(a)    Annual Fee. The Issuer Trustee will pay the Asset Representations Reviewer from the Assets of the Series Trust, as compensation for agreeing to act as the Asset Representations Reviewer under this Agreement, an annual fee in the amount of $7,500.00 (the “Annual Fee”). The Annual Fee will be paid in accordance with Section 4.3(f) until this Agreement is terminated.

(b)    Asset Representations Review Fee. Following the completion of an Asset Representations Review and the delivery to the Issuer Trustee, the Manager and the Servicer of the Review Report, or the termination of an Asset Representations Review according to Section 3.4(e), and the delivery to the Servicer of a detailed invoice, the Asset Representations Reviewer will be entitled to a fee of $200.00 for each Subject Receivable (the “Review Fee”), payable by the Servicer. However, no Review Fee will be charged for any Tests that were performed in a prior Asset Representations Review or for any Asset Representations Review in which no Tests were completed prior to the Asset Representations Reviewer being notified of a termination of the Asset Representations Review in accordance with Section 3.4(f). If an Asset Representations Review is terminated in accordance with Section 3.4(f), the Asset Representations Reviewer must submit its invoice for the Review Fee to the Servicer for the terminated Asset Representations Review no later than five Business Days before the final Distribution Date in order to be reimbursed no later than the final Distribution Date in respect of the Series Trust.

(c)    [Reserved]

(d)    Dispute Resolution Expenses. If the Asset Representations Reviewer is called upon or required to participate in a dispute resolution proceeding described in Section 3.8, and its reasonable out-of-pocket expenses for participating in the proceeding are not paid by a party to the dispute resolution within 90 calendar days after the end of the proceeding, the Asset Representations Reviewer will be reimbursed by the Servicer for such reasonable out-of-pocket fees and expenses in an amount not to exceed $25,000.00 in any calendar year. In the event any portion of such amount is not used in the current year, such portion will carry over into the following calendar year, provided that notwithstanding such carry over amount, the total amount to be reimbursed to the Asset Representations Reviewer for any calendar year will not exceed $50,000.00. Any such fees and expenses up to the stated and applicable maximum will be invoiced by the Asset Representations Reviewer and paid by the Servicer in accordance with Section 4.3(f).

(e)    Payment of Fees, Expenses and Indemnities. The Asset Representations Reviewer shall submit reasonably detailed invoices to the Servicer for any amounts owed to it by the Servicer or the Issuer Trustee under this Agreement. For the avoidance of doubt, to the extent that such owed amounts are not paid in full by the Issuer Trustee, upon receipt of a detailed invoice, the Asset Representations Reviewer shall be entitled to payment by the Servicer of incurred but otherwise unpaid amounts.

(f)    Method of Payment. The initial Annual Fee will become due and payable by the Issuer Trustee from the Assets of the Series Trust on the initial Distribution Date, following receipt by the Issuer Trustee of a reasonably detailed invoice in respect thereof. Each other Annual Fee, and the amount of any properly invoiced fees, expenses or claims to be reimbursed or paid by the Issuer Trustee pursuant to the terms of this Agreement, will become due and payable by the Issuer Trustee from the Assets of the Series Trust on the next Distribution Date occurring at least five (5) Business Days after receipt by the Issuer Trustee of the related invoice from the Asset Representations Reviewer, in each case in accordance with the priority of payments set forth in Section 10.1 of the Series Supplement; provided that the Asset Representations Reviewer must submit its invoice for any outstanding fees, expenses or claims not later than ten (10) Business Days before the final Distribution Date in respect of the Series Trust. The Servicer shall provide notice to the Asset Representations Reviewer of the final Distribution Date at least fifteen (15) Business Days prior to such Distribution Date.

The Asset Representations Reviewer will invoice the Servicer for Review Fees and other properly incurred and invoiced expenses, claims and indemnities. The Servicer will pay the Review Fees and other such expenses incurred pursuant to this Agreement within thirty (30) days of receipt of any related invoice.

In the event that any such properly invoiced Annual Fees are not paid or reimbursed in full by the Issuer Trustee on the related Distribution Date, the Servicer shall promptly pay the Asset Representations Reviewer for any such unpaid amounts. If, subsequent to any such payment by the Servicer to the Asset Representations Reviewer described in the immediately preceding sentence, the Asset Representations Reviewer receives payment or reimbursement in respect of the related Annual Fee(s), in part or in full, from the Issuer Trustee, then the Asset Representations Reviewer shall promptly refund the Servicer for the amount of such payment or reimbursement received from the Issuer Trustee on such subsequent date.

Section 4.4.    Limitation on Liability. The Asset Representations Reviewer will not be liable to any person for any action taken, or not taken, in good faith under this Agreement or for errors in judgment. However, the Asset Representations Reviewer will be liable for its willful misconduct, bad faith or negligence in performing its obligations under this Agreement. In no event will the Asset Representations Reviewer be liable for special, indirect or consequential losses or damages (including lost profit), even if the Asset Representations Reviewer has been advised of the likelihood of the loss or damage and regardless of the form of action.

Section 4.5.    Indemnification by Asset Representations Reviewer. The Asset Representations Reviewer will indemnify each of the Issuer Trustee, the Manager and the Servicer and their respective directors, officers, employees and agents (each, an “Indemnified Party”) for all costs, expenses, losses, damages and liabilities (including any reasonable legal fees and expenses incurred by an Indemnified Party in connection with the enforcement of any indemnification or other obligation of the Asset Representations Reviewer) resulting from (a) the willful misconduct, bad faith or negligence of the Asset Representations Reviewer in performing its obligations under this Agreement, (b) the Asset Representations Reviewer’s failure to comply with the requirements of applicable federal, state or local laws and regulations in the performance of its duties hereunder or (c) the Asset Representations Reviewer’s breach of any of its representations, warranties, covenants or other obligations in this Agreement. The Asset Representations Reviewer’s obligations under this Section 4.5 will survive the termination of this Agreement, the termination of the Series Trust and the permitted resignation or removal of the Asset Representations Reviewer.

Section 4.6.    Indemnification of Asset Representations Reviewer.

(a)    Indemnification. The Issuer Trustee, solely from the Assets of the Series Trust, shall indemnify the Asset Representations Reviewer and its officers, directors, employees and agents (each, an “Indemnified Person”), for all costs, expenses, losses, damages and liabilities resulting from the performance of its obligations under this Agreement (including the costs and expenses of defending itself against any loss, damage or liability), but excluding any cost, expense, loss, damage or liability resulting from (i) the Asset Representations Reviewer’s willful misconduct, bad faith or negligence, (ii) the Asset Representations Reviewer’s failure to comply with the requirements of applicable federal, state and local laws and regulations in the performance of its duties hereunder or (iii) the Asset Representations Reviewer’s breach of any of its representations, warranties, covenants or other obligations in this Agreement.

(b)    Proceedings. Promptly on receipt by an Indemnified Person of notice of a Proceeding against it, the Indemnified Person will, if a claim is to be made under Section 4.6(a), notify the Servicer, the Issuer Trustee and the Manager of the Proceeding. The Servicer or the Manager may participate in and assume the defense and settlement of a Proceeding at its expense. If the Servicer or the Manager notifies the Indemnified Person of its intention to assume the defense of the Proceeding with counsel reasonably satisfactory to the Indemnified Person, and so long as the Servicer or the Manager assumes the defense of the Proceeding in a manner reasonably satisfactory to the Indemnified Person, the Servicer and the Manager will not be liable for legal expenses of counsel to the Indemnified Person unless there is a conflict between the interests of the Servicer or the Manager, as applicable, and an Indemnified Person. If there is a conflict, the Servicer or the Manager will pay for the reasonable fees and expenses of separate counsel to the Indemnified Person. No settlement of a Proceeding may be made without the approval of the Servicer and the Manager and the Indemnified Person, which approval will not be unreasonably withheld.

(c)    Survival of Obligations. The Issuer Trustee’s, the Servicer’s and the Manager’s obligations under this Section 4.6 will survive the permitted resignation or removal of the Asset Representations Reviewer and the termination of this Agreement.

(d)    Repayment. If the Issuer Trustee, the Servicer or the Manager makes any payment under this Section 4.6 and the Indemnified Person later collects any of the amounts for which the payments were made to it from others, the Indemnified Person will promptly repay the amounts to the Issuer Trustee, the Servicer or the Manager, as applicable.

Section 4.7.    Inspections of Asset Representations Reviewer. The Asset Representations Reviewer agrees that, with reasonable prior notice not more than once during any year, it will permit authorized representatives of the Issuer Trustee, the Servicer or the Manager, during the Asset Representations Reviewer’s normal business hours, to examine and review the books of account, records, reports and other documents and materials of the Asset Representations Reviewer relating to (a) the performance of the Asset Representations Reviewer’s obligations under this Agreement, (b) payments of fees and expenses of the Asset Representations Reviewer for its performance and (c) a claim made by the Asset Representations Reviewer under this Agreement. In addition, the Asset Representations Reviewer will permit the Issuer Trustee’s, the Servicer’s or the Manager’s representatives to make copies and extracts of any of those documents and to discuss them with the Asset Representations Reviewer’s officers and employees. Each of the Issuer Trustee, the Servicer and the Manager will, and will cause its authorized representatives to, hold in confidence the information except if disclosure may be required by law or if the Issuer Trustee, the Servicer or the Manager reasonably determines that it is required to make the disclosure under this Agreement or the other Transaction Documents. The Asset Representations Reviewer will maintain all relevant books, records, reports and other documents and materials for a period of at least two years after the termination of its obligations under this Agreement.

Section 4.8.    Delegation of Obligations. The Asset Representations Reviewer may not delegate or subcontract its obligations under this Agreement to any person without the consent of the Issuer Trustee and the Servicer, which may be withheld in such party’s sole discretion.

Section 4.9.    Confidential Information.

(a)    Treatment. The Asset Representations Reviewer agrees to hold and treat Confidential Information given to it under this Agreement in confidence and under the terms and conditions of this Section 4.9, and will implement and maintain safeguards to further assure the confidentiality of the Confidential Information. The Confidential Information will not, without the prior consent of the Manager and the Servicer, be disclosed or used by the Asset Representations Reviewer, or its officers, directors, employees, agents, representatives or affiliates, including legal counsel (collectively, the “Information Recipients”) other than for the purposes of performing Asset Representations Reviews of Subject Receivables or performing its obligations under this Agreement. The Asset Representations Reviewer agrees that it will not, and will cause its Affiliates to not (i) purchase or sell securities issued by Macquarie Leasing Pty Limited or its Affiliates or special purpose entities on the basis of Confidential Information or (ii) use the Confidential Information for the preparation of research reports, newsletters or other publications or similar communications.

(b)    Definition. “Confidential Information” means oral, written and electronic materials (irrespective of its source or form of communication) furnished before, on or after the date of this Agreement to the Asset Representations Reviewer for the purposes contemplated by this Agreement, including:

(i)    lists of Subject Receivables and any related Review Materials;

(ii)    origination and servicing guidelines, policies and procedures, and form contracts; and

(iii)    notes, analyses, compilations, studies or other documents or records prepared by the Servicer, which contain information supplied by or on behalf of the Servicer or its representatives.

However, Confidential Information will not include information that (A) is or becomes generally available to the public other than as a result of disclosure by the Information Recipients, (B) was available to, or becomes available to, the Information Recipients on a non-confidential basis from a person or entity other than the Manager or the Servicer before its disclosure to the Information Recipients who, to the knowledge of the Information Recipient is not bound by a confidentiality agreement with the Manager or the Servicer and is not prohibited from transmitting the information to the Information Recipients, (C) is independently developed by the Information Recipients without the use of the Confidential Information, as shown by the Information Recipients’ files and records or other evidence in the Information Recipients’ possession or (D) the Manager or the Servicer provides permission to the applicable Information Recipients to release.

(c)    Protection. The Asset Representations Reviewer will use best efforts to protect the secrecy of and avoid disclosure and unauthorized use of Confidential Information, including those measures that it takes to protect its own confidential information and must exercise a reasonable standard of care. The Asset Representations Reviewer acknowledges that Personally Identifiable Information is also subject to the additional requirements in Section 4.10.

(d)    Disclosure. If the Asset Representations Reviewer is required by applicable law, regulation, rule or order issued by an administrative, governmental, regulatory or judicial authority to disclose part of the Confidential Information, it may disclose the Confidential Information. However, before a required disclosure, the Asset Representations Reviewer, if permitted by law, regulation, rule or order, will use its best efforts to provide the Issuer Trustee, the Manager and the Servicer with notice of the requirement and will cooperate, at the Servicer’s expense, in the Issuer Trustee’s, the Manager’s and the Servicer’s pursuit of a proper protective order or other relief for the disclosure of the Confidential Information. If the Issuer Trustee or the Servicer is unable to obtain a protective order or other proper remedy by the date that the information is required to be disclosed, the Asset Representations Reviewer will disclose only that part of the Confidential Information that it is advised by its legal counsel it is legally required to disclose.

(e)    Responsibility for Information Recipients. The Asset Representations Reviewer will be responsible for a breach of this Section 4.9 by its Information Recipients.

(f)    Violation. The Asset Representations Reviewer agrees that a violation of this Agreement may cause irreparable injury to the Issuer Trustee, the Manager or the Servicer, and each of the Issuer Trustee, the Manager and the Servicer may seek injunctive relief in addition to legal remedies. If an action is initiated by the Issuer Trustee, the Manager or the Servicer to enforce this Section 4.9, the prevailing party will be entitled to reimbursement of costs and expenses, including reasonable attorney’s fees, incurred by it for the enforcement.

Section 4.10.    Personally Identifiable Information.

(a)    Definitions. “Personally Identifiable Information” or “PII” means information in any format about an identifiable individual, including, name, address, phone number, e-mail address, account number(s), identification number(s), any other actual or assigned attribute associated with or identifiable to an individual and any information that when used separately or in combination with other information could identify an individual. “Macquarie PII” means PII furnished by the Servicer or its Affiliates to the Asset Representations Reviewer and PII developed or otherwise collected or acquired by the Asset Representations Reviewer in performing its obligations under this Agreement.

(b)    Use of Macquarie PII. The Servicer does not grant the Asset Representations Reviewer any rights to Macquarie PII except as provided in this Agreement. The Asset Representations Reviewer will use Macquarie PII only to perform its obligations under this Agreement or as specifically directed in writing by the Servicer and the Manager and will only reproduce Macquarie PII to the extent necessary for these purposes. The Asset Representations Reviewer must comply with all laws applicable to PII, Macquarie PII and the Asset Representations Reviewer’s business, including any legally required codes of conduct, including those relating to privacy, security and data protection. The Asset Representations Reviewer will protect and secure Macquarie PII. The Asset Representations Reviewer will implement privacy or data protection policies and procedures that comply with applicable law and this Agreement. The Asset Representations Reviewer will implement and maintain reasonable and appropriate practices, procedures and systems, including administrative, technical and physical safeguards to (i) protect the security, confidentiality and integrity of Macquarie PII, (ii) ensure against anticipated threats or hazards to the security or integrity of Macquarie PII, (iii) protect against unauthorized access to or use of Macquarie PII and (iv) otherwise comply with its obligations under this Agreement. These safeguards include a written data security plan, employee training, information access controls, restricted disclosures, systems protections (e.g. intrusion protection, data storage protection and data transmission protection) and physical security measures.

(c)    Additional Limitations. In addition to the use and protection requirements described in Section 4.10(b), the Asset Representations Reviewer’s disclosure of Macquarie PII is also subject to the following requirements:

(i)    The Asset Representations Reviewer will not disclose Macquarie PII to its personnel or allow its personnel access to Macquarie PII except (A) for the Asset Representations Reviewer personnel who require Macquarie PII to perform an Asset Representations Review, (B) with the prior consent of the Servicer or (C) as required by applicable law. When permitted, the disclosure of or access to Macquarie PII will be limited to the specific information necessary for the individual to complete the assigned task. The Asset Representations Reviewer will inform personnel with access to Macquarie PII of the confidentiality requirements in this Agreement and train its personnel with access to Macquarie PII on the proper use and protection of Macquarie PII.

(ii)    The Asset Representations Reviewer will not sell, disclose, provide or exchange Macquarie PII with or to any third party without the prior consent of the Manager and the Servicer.

(d)    Notice of Breach. The Asset Representations Reviewer will notify the Manager and the Servicer promptly in the event of an actual or reasonably suspected security breach, unauthorized access, misappropriation or other compromise of the security, confidentiality or integrity of Macquarie PII and, where applicable, immediately take action to prevent any further breach.

(e)    Return or Disposal of Macquarie PII. Except where return or disposal is prohibited by applicable law, promptly on the earlier of the completion of the Asset Representations Review or the request of the Servicer or the Manager, all Macquarie PII in any medium in the Asset Representations Reviewer’s possession or under its control will be (i) destroyed in a manner that prevents its recovery or restoration or (ii) if so directed by the Manager or the Servicer, returned to the Servicer without the Asset Representations Reviewer retaining any actual or recoverable copies, in both cases, without charge to the Servicer. Where the Asset Representations Reviewer retains Macquarie PII, the Asset Representations Reviewer will limit the Asset Representations Reviewer’s further use or disclosure of Macquarie PII to that required by applicable law.

(f)    Compliance; Modification. The Asset Representations Reviewer will cooperate with and provide information to the Manager and the Servicer regarding the Asset Representations Reviewer’s compliance with this Section 4.10. The Asset Representations Reviewer, the Manager, the Servicer and the Issuer Trustee agree to modify this Section 4.10 as necessary from time to time for each party to comply with applicable law.

(g)    Audit of Asset Representations Reviewer. The Asset Representations Reviewer will permit the Issuer Trustee, the Manager and the Servicer and their authorized representatives to audit the Asset Representations Reviewer’s compliance with this Section 4.10 during the Asset Representations Reviewer’s normal business hours on reasonable advance notice to the Asset Representations Reviewer, and not more than once during any year unless circumstances necessitate additional audits. Each of the Issuer Trustee, the Manager and the Servicer agrees to make reasonable efforts to schedule any audit described in this Section 4.10 with the inspections described in Section 4.7. The Asset Representations Reviewer will also permit each of the Issuer Trustee, the Manager and the Servicer during normal business hours on reasonable advance written notice to audit any service providers used by the Asset Representations Reviewer to fulfill the Asset Representations Reviewer’s obligations under this Agreement.

(h)    Affiliates and Third Parties. If the Asset Representations Reviewer processes the Macquarie PII or the Servicer’s Affiliates or a third party when performing an Asset Representations Review, and if such Affiliate or third party is identified to the Asset Representations Reviewer, such Affiliate or third party is an intended third-party beneficiary of this Section 4.10, and this Agreement is intended to benefit the Affiliate or third party. The Affiliate or third party will be entitled to enforce the PII related terms of this Section 4.10 against the Asset Representations Reviewer as if each were a signatory to this Agreement.

ARTICLE V

RESIGNATION AND REMOVAL;

SUCCESSOR ASSET REPRESENTATIONS REVIEWER

Section 5.1.    Eligibility Requirements for Asset Representations Reviewer. The Asset Representations Reviewer must be a person who (a) is not an Affiliate of Macquarie Leasing Pty Limited, Perpetual Trustee Company Limited, P.T. Limited or The Bank of New York Mellon or any of their successors or Affiliates and (b) was not, and is not an Affiliate of a person that was, engaged by Macquarie Leasing Pty Limited, Perpetual Trustee Company Limited, P.T. Limited or The Bank of New York Mellon or any underwriter or any of their successors or Affiliates to perform any due diligence on the SMART Receivables prior to the Closing Date.

Section 5.2.    Resignation and Removal of Asset Representations Reviewer.

(a)    No Resignation of Asset Representations Reviewer. The Asset Representations Reviewer will not resign as Asset Representations Reviewer unless the Asset Representations Reviewer no longer meets the eligibility requirements in Section 5.1. The Asset Representations Reviewer will notify the Issuer Trustee, the Manager, the Servicer and the US$ Note Trustee of its resignation as soon as practicable after it determines it is required to resign and such notice must state the resignation date and include an opinion of counsel supporting its determination.

(b)    Removal of Asset Representations Reviewer. If any of the following events occur, the Servicer, by notice to the Asset Representations Reviewer, may, and in the case of clause (i) below, shall, remove the Asset Representations Reviewer and terminate its rights and obligations under this Agreement:

(i)    the Asset Representations Reviewer no longer meets the eligibility requirements in Section 5.1;

(ii)    the Asset Representations Reviewer breaches of any of its representations, warranties, covenants or obligations in this Agreement; or

(iii)    an Insolvency Event of the Asset Representations Reviewer occurs.

(c)    Notice of Resignation or Removal. The Servicer will notify the Issuer Trustee and the Manager of any resignation or removal of the Asset Representations Reviewer.

(d)    Continue to Perform After Resignation or Removal. No resignation or removal of the Asset Representations Reviewer will be effective, and the Asset Representations Reviewer will continue to perform its obligations under this Agreement, until a successor Asset Representations Reviewer has accepted its engagement according to Section 5.3(b).

Section 5.3.    Successor Asset Representations Reviewer.

(a)    Engagement of Successor Asset Representations Reviewer. Following the resignation or removal of the Asset Representations Reviewer, the Servicer will appoint a successor Asset Representations Reviewer who meets the eligibility requirements of Section 5.1.

(b)    Effectiveness of Resignation or Removal. No resignation or removal of the Asset Representations Reviewer will be effective until the successor Asset Representations Reviewer has executed and delivered to the Issuer Trustee, the Manager and the Servicer an agreement accepting its engagement and agreeing to perform the obligations of the Asset Representations Reviewer under this Agreement or entering into a new agreement with the Issuer Trustee, the Servicer and the Manager on substantially the same terms as this Agreement.

(c)    Transition and Expenses. If the Asset Representations Reviewer resigns or is removed, the Asset Representations Reviewer will cooperate with the other parties and take all actions reasonably requested to assist the other parties in making an orderly transition of the Asset Representations Reviewer’s rights and obligations under this Agreement to the successor Asset Representations Reviewer. The Asset Representations Reviewer will pay the reasonable expenses (including the reasonable fees and expenses of counsel) of transitioning the Asset Representations Reviewer’s obligations under this Agreement and preparing the successor Asset Representations Reviewer to take on the obligations on receipt of an invoice with reasonable detail of the expenses from the Servicer or the successor Asset Representations Reviewer.

Section 5.4.    Merger, Consolidation or Succession. Any person (a) into which the Asset Representations Reviewer is merged or consolidated, (b) resulting from any merger or consolidation to which the Asset Representations Reviewer is a party or (c) succeeding to the business of the Asset Representations Reviewer, if that person meets the eligibility requirements in Section 5.1, will be the successor to the Asset Representations Reviewer under this Agreement. Such person will execute and deliver to the Issuer Trustee, the Manager and the Servicer an agreement to assume the Asset Representations Reviewer’s obligations under this Agreement (unless the assumption happens by operation of law).

ARTICLE VI

OTHER AGREEMENTS

Section 6.1.    Independence of Asset Representations Reviewer. The Asset Representations Reviewer will be an independent contractor and will not be subject to the supervision of the Perpetual Trustee Company Limited, the Issuer Trustee, the Manager or the Servicer for the manner in which it accomplishes the performance of its obligations under this Agreement. Unless authorized by the Issuer Trustee, the Asset Representations Reviewer will have no authority to act for or represent the Issuer Trustee and will not be considered an agent of the Issuer Trustee. Nothing in this Agreement will make the Asset Representations Reviewer or the Issuer Trustee members of any partnership, joint venture or other separate entity or impose any liability as such on either of them.

Section 6.2.    No Petition. Each of the parties, by entering into this Agreement, agrees that, before the date that is one year and one day (or, if longer, any applicable preference period) after payment in full of (a) all securities issued by the Issuer Trustee as trustee of the SMART ABS Series 2016-2US Trust or (b) the Notes, it will not start or pursue against, or join any other person in starting or pursuing against (i) the Macquarie Leasing Party Limited or (ii) the Issuer Trustee, respectively, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other Proceedings under any bankruptcy or similar law. This Section 6.2 will survive the termination of this Agreement.

Section 6.3.    Limitation of Liability of Issuer Trustee. Clause 17 of the Series Supplement is taken to be incorporated in this Agreement as if set out in full in it except that any references to “Trustee” are taken to be a reference to the “Issuer Trustee,” any references to “this Deed” are taken to be a reference to “this Agreement” and any references to “Clause 17” are taken to be a reference to “Section 6.3.”

Section 6.4.    Termination of Agreement. This Agreement will terminate, except for the obligations under Section 4.5, Section 4.6, Section 4.9, Section 4.10 and Section 6.3 or as otherwise stated in this Agreement, on the earlier of (a) the payment in full of all outstanding Notes and the satisfaction and discharge of Security (as defined in the General Security Deed) and (b) the date the Series Trust is terminated under the Transaction Documents.

ARTICLE VII

MISCELLANEOUS PROVISIONS

Section 7.1.    Amendments.

(a)    The parties may amend this Agreement:

(i)    to clarify an ambiguity, correct an error or correct or supplement any term of this Agreement that may be defective or inconsistent with the other terms of this

Agreement or to provide for, or facilitate the acceptance of this Agreement by, a successor Asset Representations Reviewer, in each case without the consent of the US$ Noteholders or any other person;

(ii)    to add, change or eliminate terms of this Agreement, in each case without the consent of the US$ Noteholders or any other person, if the Manager has issued a Rating Notification in relation to such addition, change or elimination; or

(iii)    to add, change or eliminate terms of this Agreement for which an Officer’s Certificate is not or cannot be delivered under Section 7.1(a)(ii), with the consent of the US$ Noteholders of a majority of the aggregate outstanding Invested Amount of each Class of US$ Notes (with each affected Class voting separately, except that all US$ Noteholders of Class A US$ Notes will vote together as a single class).

(b)    Notice of Amendments. The Servicer will notify the Rating Agencies in advance of any amendment. Promptly after the execution of an amendment, the Servicer will deliver a copy of the amendment to the Rating Agencies.

Section 7.2.    Assignment; Benefit of Agreement; Third Party Beneficiaries.

(a)    Assignment. Except as stated in Section 5.4, this Agreement may not be assigned by the Asset Representations Reviewer without the consent of the Issuer Trustee (on the direction of the Manager) and the Servicer.

(b)    Benefit of Agreement; Third-Party Beneficiaries. This Agreement is for the benefit of and will be binding on the parties and their permitted successors and assigns. The US$ Noteholders will be third-party beneficiaries of this Agreement entitled to enforce this Agreement against the Issuer Trustee, the Manger, the Asset Representations Reviewer and the Servicer. No other person will have any right or obligation under this Agreement.

Section 7.3.    Notices.

(a)    Delivery of Notices. All notices, requests, demands, consents, waivers or other communications to or from the parties must be in writing and will be considered given:

(i)    for overnight mail, on delivery or, for a letter mailed by registered first class mail, postage prepaid, three days after deposit in the mail;

(ii)    for a fax, when receipt is confirmed by telephone, reply email or reply fax from the recipient;

(iii)    for an email, when receipt is confirmed by telephone or reply email from the recipient; and

(iv)    for an electronic posting to a password-protected website to which the recipient has access, on delivery (without the requirement of confirmation of receipt) of an email to that recipient stating that the electronic posting has occurred.

(b)    Notice Addresses. Any notice, request, demand, consent, waiver or other communication will be delivered or addressed to (i) (a) in the case of the Issuer Trustee, to SMART ABS Series 2016-2US Trust, c/o Perpetual Trustee Company Limited, Level 12, 123 Pitt Street, Sydney, New South Wales 2000, Australia, (b) in the case of the Servicer, to Macquarie Leasing Pty Limited, Level 6, 50 Martin Place, Sydney, New South Wales 2000, Australia, (c) in the case of the Manager, to Macquarie Securities Management Pty Limited, Level 6, 50 Martin Place, Sydney, New South Wales 2000, Australia and (d) in the case of the Asset Representations Reviewer, to Clayton Fixed Income Services LLC, 1700 Lincoln Street, Suite 2600, Denver, Colorado 80203, Attention: SVP Surveillance, with a copy to 100 Beard Sawmill Road, Suite 200, Shelton, Connecticut 06848, Attention: General Counsel, or (ii) as to each party, at such other address or email as shall be designated by such party in a written notice to the other parties.

Section 7.4.    GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 7.5.    SUBMISSION TO JURISDICTION. EACH OF THE PARTIES HERETO HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES HERETO HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK JURISDICTION OVER SUCH PARTY, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT IN ANY OF THE AFORESAID COURTS, THAT ANY SUCH COURT LACKS JURISDICTION OVER SUCH PARTY. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

Section 7.6.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

Section 7.7.    No Waiver; Remedies. No party’s failure or delay in exercising a power, right or remedy under this Agreement will operate as a waiver. No single or partial exercise of a power, right or remedy will preclude any other or further exercise of the power, right or remedy or the exercise of any other power, right or remedy. The powers, rights and remedies under this Agreement are in addition to any powers, rights and remedies under law.

Section 7.8.    Severability. If a part of this Agreement is held invalid, illegal or unenforceable, then it will be deemed severable from the remaining Agreement and will not affect the validity, legality or enforceability of the remaining Agreement.

Section 7.9.    Headings. The headings in this Agreement are included for convenience and will not affect the meaning or interpretation of this Agreement.

Section 7.10.    Counterparts. This Agreement may be executed in multiple counterparts. Each counterpart will be an original and all counterparts will together be one document.

[Remainder of Page Left Blank]

EXECUTED BY:

PERPETUAL TRUSTEE COMPANY LIMITED,
in its capacity as trustee of SMART ABS Series 2016-2US Trust, as Issuer Trustee
by its Attorneys under a Power of Attorney dated [ ], 2016,
and each Attorney declares that he or she has not received any notice of the revocation of such Power of Attorney, in the presence of:

By:
Name of Witness:
Title of Witness:

By:
Name of Witness:
Title of Witness:

Attorney:
Name of Attorney:

Attorney:
Name of Attorney:

[Signature Page to Asset Representations Review Agreement]

MACQUARIE LEASING PTY LIMITED,
as Servicer by its Attorneys under a Power of Attorney
dated ,
and each Attorney declares that he or she has not received any notice of the revocation of such Power of Attorney, in the presence of:

By:
Name of Witness:
Title of Witness:

By:
Name of Witness:
Title of Witness:

Attorney:
Name of Attorney:

Attorney:
Name of Attorney:

[Signature Page to Asset Representations Review Agreement]

MACQUARIE SECURITIES MANAGEMENT PTY LIMITED,
as Manager by its Attorneys under a Power of Attorney
dated ,
and each Attorney declares that he or she has not received any notice of the revocation of such Power of Attorney, in the presence of:

By:
Name of Witness:
Title of Witness:

By:
Name of Witness:
Title of Witness:

Attorney:
Name of Attorney:

Attorney:
Name of Attorney:

[Signature Page to Asset Representations Review Agreement]

CLAYTON FIXED INCOME SERVICES LLC,
as Asset Representations Reviewer

By:
Name:
Title:

[Signature Page to Asset Representations Review Agreement]

Schedule A

Representations and Warranties, Review Materials and Tests

[ATTACHED]

Representation

(a)    Assignability: all consents required in relation to the assignment of the SMART Receivable and related SMART Receivable Rights specified in the Letter of Offer have been obtained and that those SMART Receivables and related SMART Receivable Rights are assignable;

Documents

Security Packet as held on Worksite

Agreed Upon Procedures

i)	Review the Contract and confirm that either (x) it contains language allowing the sale or transfer of the Receivable without obtaining consent of lessee/borrower/hirer or (y) there is no express prohibition against the sale or transfer of the Receivable and the Contract is silent regarding the requirement for any consent to such sale or transfer.

ii)	If step (i) is confirmed, this will be a Test Pass.

Representation

(b)    Compliance with laws: at the time the Seller entered into the SMART Receivable and the related SMART Receivable Documents and at all times after that until immediately prior to the sale of the SMART Receivable, the SMART Receivable and the related SMART Receivable Documents complied in all material respects with applicable laws;

Documents

All documents on worksite held under the contract number

Enforceability Opinion

System generated messages from Infolease Receivables system

Agreed Upon Procedures

i)	Review the Contract and confirm it is covered by the Enforceability Opinion.

ii)	Review Enforceability Opinion to ensure that contracts comply with law at that time.

iii)	Check the worksite documents to confirm there is no evidence of enforceability disputes.

iv)	Check the system generated messages from Infolease Receivables system to confirm there is no mention of litigation.

v)	If steps (i) through (iv) are confirmed, this will be a Test Pass.

Representation

(d)    Obligor not insolvent: at the time that the SMART Receivable was approved and the SMART Receivable Documents were entered into, the Seller had not received any notice of the insolvency or the bankruptcy of the Obligors in relation to that SMART Receivable or that such Obligors did not have the legal capacity to enter into the SMART Receivable Documents;

Documents

Data Tape to be provided from Infolease system

All documents on worksite held under the contract number

Agreed Upon Procedures

i)	Review the documents from worksite and confirm there was no indication the Obligor was reported in active bankruptcy status or that the obligor raised any other legal capacity concerns as of the time the SMART Receivable was approved.

ii)	If step (i) is confirmed, this will be a Test Pass.

Representation

(e)    Seller sole legal and beneficial owner: the Seller is the sole legal and beneficial owner of the SMART Receivable and the related Mortgages and First Layer of Collateral Securities (other than the Insurance Policies) and no prior ranking Security Interest exists in relation to its right, title and interest in that SMART Receivable and the related Mortgages and First Layer of Collateral Securities (other than the Insurance Policies)

Documents

PPSR Certificate held on Worksite or on the PPS Register.

PPSR Search Certificate

Security Packet as held on Worksite

Principal and Agency Agreement

Agreed Upon Procedures

i)	Review the contract and confirm that Macquarie Leasing is listed as lender, lessor or vehicle owner. If Macquarie Leasing is not named, confirm there is a Principal and Agency agreement in place between Macquarie Leasing and the named party.

ii)	Review the PPSR Search Certificate and confirm that no security interest is registered in relation to the relevant asset which pre-dates Macquarie’s registration.

iii)	If steps (i) and (ii) are confirmed, this will be a Test Pass.

Representation

(f)    First-ranking security: at the time that the Seller entered into the SMART Receivable, all necessary steps were taken in respect of each Mortgage created in connection with the SMART Receivable so that each Mortgage complied with the legal requirements applicable at that time to ensure that the Mortgage was either:

(i)    a first-ranking mortgage; or

(ii)    where there are two mortgages over the same asset securing the SMART Receivable and the Seller is the mortgagee of the first-ranking mortgage, a second-ranking mortgage,

(subject to any statutory charges and any prior charges of a body corporate, service company or equivalent, whether registered or otherwise, and any other prior Security Interests which do not prevent the Mortgage from being considered to be a first-ranking mortgage or a second-ranking mortgage, as the case may be, in accordance with the Servicing Standards) in either case, secured over the asset in the jurisdiction in which the asset is located subject to stamping and registration of the relevant Mortgage in due course;

Documents

PPSR Certificate held on Worksite or on the PPS Register

PPSR Search Certificate Contract

Data Tape to be provided from Infolease

Agreed Upon Procedures

i)	Review the PPSR Certificate and confirm that Macquarie has registered a first-ranking mortgage on the Vehicle and check that no other registrations pre-date the Macquarie registration.

ii)	Review the PPSR Certificate and confirm that the Purchase Money Security Interest says Yes.

iii)	Review the PPSR Certificate and Data Tape to confirm that VIN matches.

iv)	If steps (i) through (iii) are confirmed, this will be a Test Pass.

Representation

(g)    Priority arrangement: where there is a second or other mortgages in existence over the asset the subject of a Mortgage in relation to a SMART Receivable and the Seller is not the mortgagee of that second or other mortgage, satisfactory priority arrangements have been entered into to ensure that the Mortgage ranks ahead in priority to the second or other mortgage on enforcement for an amount not less than the Principal Balance of that SMART Receivable (plus accrued but unpaid interest) plus such extra amount determined in accordance with the Operations Manual;

Documents

PPSR Certificate held on Worksite or on the PPS Register

PPSR Search Certificate

Agreed Upon Procedures

i)	Review the PPSR Search Certificate and confirm that Macquarie has registered a first-ranking mortgage on the Vehicle and check that no other registrations pre-date the Macquarie registration.

ii)	Review the PPSR Certificate and confirm that the Purchase Money Security Interest says Yes

iii)	Review the PPSR Certificate and Data Tape to confirm that VIN matches.

iv)	If steps (i) through (iii) are confirmed, this will be a Test Pass

Representation

(h)    Chattel Mortgage: in relation to each SMART Receivable arising under or pursuant to a Loan Contract, a valid first-ranking Chattel Mortgage exists as security in relation to that SMART Receivable, the Security Interest created in favour of the Seller by that Chattel Mortgage is perfected by a registration on the PPS Register and that registration identifies the Seller as the secured party;

Documents

PPSR Certificate held on Worksite or on the PPS Register

Agreed Upon Procedures

i)	If the Receivable constitutes a Loan Contract, review the PPSR Certificate and confirm Macquarie has registered a first-ranking mortgage on the Vehicle and check that no other registrations pre-date the Macquarie registration.

ii)	Review the PPSR Certificate and confirm that the Purchase Money Security Interest says Yes.

iii)	Review the PPSR Certificate and Data Tape to confirm that VIN matches.

iv)	If steps (i) through (iii) are confirmed, this will be a Test Pass.

Representation

(i)    Valid, binding and enforceable: the obligation of the relevant Obligor under the SMART Receivable Documents are legal, valid, binding and enforceable against it in accordance with their terms subject to stamping and any necessary registration, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or trust or general principles of equity or other similar laws affecting creditors’ rights generally;

Documents

Security Packet as held on Worksite

Agreed Upon Procedures

i)	Review the Contract and confirm the contract form number and revision date are on the List of Approved Contracts.

ii)	Review the Contract and confirm the Buyer has signed on the appropriate signature line.

iii)	If steps (i) and (ii) are confirmed, this will be a Test Pass.

Representation

(j)    No obligation for further advance: in relation to each SMART Receivable arising under or pursuant to a Loan Contract, the Obligor has fully drawn the amount available under that Loan Contract and the Seller has no obligation to make any further advance in relation to that SMART Receivable;

Documents

Data Tape to be provided from Infolease system

Security Packet as held on Worksite

Agreed Upon Procedures

i)	Review the Data Tape and confirm the original principal amount matches that which is reported on the Contract.

ii)	Review the Contract and confirm there is no obligation on the Seller to provide a further advance.

iii)	If steps (i) and (ii) are confirmed, this will be a Test Pass.

Representation

(k)    Retained Title Rights: in relation to each SMART Receivable arising under or pursuant to a Hire Purchase Contract or Lease Contract, the Seller is the sole legal and beneficial owner of the asset or assets the subject of the Retained Title Rights in relation to those SMART Receivables free from any Security Interest (subject only to the rights of the Obligor as hirer or lessee of that asset and the Obligor’s option to purchase the asset under the relevant Receivable Agreement and any security Interest arising in favour of the Seller), the Security Interest created in favour of the Seller by that Hire Purchase Contract or Lease Contract (as applicable) is perfected by a registration on the PPS Register and that registration identifies the Seller as the secured party;

Documents

PPSR Certificate held on Worksite or on the PPS Register

PPSR Search Certificate

Security Packet as held on Worksite

Agreed Upon Procedures

i)	Review the contract and confirm that Macquarie Leasing is listed as lender, lessor or vehicle owner. If Macquarie Leasing is not named, confirm there is a Principal and Agency agreement in place between Macquarie Leasing and the named party.

ii)	Review the PPSR Certificate and confirm that the Purchase Money Security Interest says Yes.

iii)	Review the PPSR Search Certificate and confirm that no security interest is registered in relation to the relevant asset which pre-dates Macquarie’s registration.

iv)	Review the PPSR Certificate and Data Tape to confirm that VIN matches.

v)	If steps (i) through (iv) are confirmed, this will be a Test Pass.

Representation

(l)    Due stamping: each of the relevant SMART Receivable Documents (other than the Insurance Policies) which is required to be stamped with stamp duty has been duly stamped or has been lodged for stamping and will be duly stamped;

Documents

Security Packet as held on Worksite

Agreed Upon Procedures

i)	If the SMART Receivable is a Consumer Loan or a Chattel Mortgage with an Obligor address in New South Wales and originated on or before 30 June 2016, review the Receivable File and confirm that the Consumer Loan or Chattel Mortgage Agreement (as the case may be) has been duly stamped.

ii)	If a relevant SMART Receivable Document which is required to be stamped has not been duly stamped, confirm it has been lodged for stamping and will be duly stamped.

iii)	If steps (i) or (ii) are confirmed, this will be a Test Pass.

Representation

(m)    SMART Receivable not discharged: the SMART Receivable has not been satisfied, cancelled, discharged or rescinded and the property relating to each relevant Mortgage has not been released from the security of that Mortgage;

Documents

Data Tape to be provided from Infolease system

PPSR Certificate held on Worksite or on the PPS Register

Agreed Upon Procedures

i)	Review the Data Tape and confirm the Receivable has an unpaid balance greater than zero.

ii)	Confirm the PPSR Certificate reports Macquarie, as the secured party in relation to the vehicle and that the VIN matches the Data Tape.

iii)	If steps (i) and (ii) are confirmed, this will be a Test Pass.

Representation

(n)    Holds all documents necessary to enforce: it holds, in accordance with the Servicing Standards, all documents which it should hold to enforce the provisions of, and the security created by, the Mortgage and the related First Layer of Collateral Securities and to recover in full the SMART Receivables;

Documents

All documents on Worksite saved under the contract number

Agreed Upon Procedures

i)	Review all documents on Worksite to confirm that the Lease or Loan contract and any security documents which are noted as having been obtained are held.

ii)	If step (i) is confirmed, this will be a Test Pass.

Representation

(o)    Terms unqualified: other than the relevant SMART Receivable Documents and documents entered into in accordance with the Servicing Standards, there are no documents entered into between the Seller and the Obligor or any other relevant party in relation to the SMART Receivable which would qualify or vary the terms of the SMART Receivable;

Documents

Data Tape to be provided from Infolease system

Security Packet as held on Worksite

Agreed Upon Procedures

i)	Review the Data Tape and confirm that the terms of the Receivable match the terms of the Receivable from the Contract.

ii)	If the terms of the Receivable as reported on the Data Tape appear different from those stated on the Contract, review the Receivable File and confirm any such changes are documented and in accordance with the Servicing Standards.

iii)	If step (i) or (ii) is confirmed, this will be a Test Pass.

Representation

(p)    Consent: no consent to the sale of the SMART Receivables or notice of that sale is required to be given by or to any person including, without limitation, any Obligor;

Documents

Security Packet as held on Worksite

Agreed Upon Procedures

i)	Review the Contract and confirm it contains language allowing the assignability, sale or transfer of the Receivable without any consent being obtained or notice given.

ii)	If step (i) is confirmed, this will be a Test Pass.

Representation

(q)    No notice of Security Interests: other than in respect of priorities granted by statute, the Seller has not received notice from any person that it claims to have a Security Interest ranking in priority to or equal with the Security Interest held by the Seller and constituted by the relevant Mortgage;

Documents

All documents on Worksite saved under the contract number

Agreed Upon Procedures

i)	Review all documents on Worksite to confirm that no notice has been received from any person claiming to have a security interest in priority to, or of equal ranking with, Macquarie.

ii)	If step (i) is confirmed, this will be a Test Pass.

Representation

(r)    Eligibility Criteria: the SMART Receivable complies with the Eligibility Criteria;

Documents

Prospectus

Security Packet as held on Worksite

Data Tape to be provided from Infolease system

Agreed Upon Procedures

i)	Review the Contract and confirm the monthly payment is denominated in Dollars.

ii)	Review the Contract and confirm the Receivable relates to a new or used car, motor vehicle, truck, bus, trailer, forklift, motorcycle or equipment.

iii)	Review the Security Packet and confirm that the Receivable is governed by the laws of one of the following Australian states or territories:

A)	New South Wales

B)	Victoria

C)	Western Australia

D)	Queensland

E)	South Australia

F)	Tasmania

G)	Northern Territory

H)	the Australian Capital Territory

iv)	Review the remaining term, monthly payment amount and any final balloon payment and confirm they fully amortize the outstanding balance of the Receivable to zero.

v)	Review the Security Packet and confirm that either:

A)	If the relevant interest or Chattel Mortgage came into existence before January 30, 2012, it was registered, if required by law in a particular state or territory to ensure the validity of the Seller’s interest in that asset or Chattel Mortgage, in the relevant register of encumbered vehicles, chattel mortgage register, or comparable register.

B)	If the relevant interest or Chattel Mortgage came into existence on or after January 30, 2012, it is registered in the PPS Register and, where that asset is of a kind that the PPSA or any regulations made under the PPSA provide must (rather than may) be described by serial number in a registration, it is so described in that registration.

vi)	Review the Data Tape and confirm the Receivable has a remaining term that does not exceed 84 months as at the relevant Cut-off Date.

vii)	Review the Data Tape and confirm the Receivable is not more than 30 days delinquent as of the relevant Cutoff Date.

viii)	Review the Security Packet and confirm that if the SMART Receivable is a Consumer Loan or a Chattel Mortgage with an Obligor address in New South Wales and originated on or before 30 June 2016 it has been duly stamped. If it is required to be stamped but has not been duly stamped, confirm it has been lodged for stamping and will be duly stamped.

ix)	Review the Security Packet and confirm that the contract form number and revision dates are on the List of Approved Contracts and that the contract provides that interest or finance charges are payable monthly or according to an agreed schedule.

x)	Review the Security Packet and confirm that for Consumer contracts the contract is covered by the Enforceability Opinion.

xi)	Review the Security Packet and confirm that the terms and conditions allow, in the case of a termination prior to the termination date, the Seller the right to recover an amount which is at least equal to the outstanding principal balance of the SMART Receivable, as stated in the books of the Seller.

xii)	If the original term is less than or equal to 12 months, review the payment structure and confirm that any balloon payment does not exceed 70% of the total of all payments.

xiii)	If the original term is more than 12 months, review the payment structure and confirm that any balloon payment does not exceed 55% of the total of all payments.

xiv)	Review the Data Tape and confirm the Obligor has advanced the due date beyond the first scheduled payment date.

xv)	Review the Security Packet and confirm that the Receivable bears a fixed interest rate (or, in the case of a SMART Receivable which is a Hire Purchase Contract or a Lease Contract, fixed rental payments) for its remaining term.

xvi)	Review the Contract and confirm the Obligor’s address is located within the Commonwealth of Australia.

xvii)	Review the Security Packet and confirm that the terms and conditions provide that payments will continue to be made even if there is a defect in the asset being financed by the SMART Receivable or the asset breaks down or is damaged.

xviii)	Review the Security Packet and confirm that the terms and conditions require the Obligor to keep the asset being financed in good repair and order at their own expense.

xix)	Review the Security Packet and confirm that the terms and conditions require the Obligor to keep the asset insured for its full insurable value at its own expense.

xx)	If steps (i) through (xix) are confirmed, this will be a Test Pass.

Representation

(s)    Transfer free of Security Interests: the Seller is lawfully entitled to sell and assign its interest in the SMART Receivable Rights and to transfer valid and beneficial title in the SMART Receivable Rights to the Trustee of the Series Trust free of all Security Interests and, so far as the Seller is aware, adverse claims or other third party rights or interest;

Documents

PPSR Certificate held on Worksite or on the PPS Register

Security Packet as held on Worksite

Files of the Seller

Agreed Upon Procedures

i)	Review the Contract and confirm that either (x) it allows the Seller to assign its interest and transfer title to the SMART Receivable Rights without obtaining the consent of, or providing notice to, the lessee/borrower/hirer; or (y) there is no express prohibition against the assignment or transfer of the SMART Receivable Rights and the Contract is silent regarding the requirement for any consent to, or the provision of any notice of, such sale or transfer.

ii)	Review the PPSR for registrations of security interests granted by the Seller over the SMART Receivable Rights and confirm there are no security interests granted by the Seller over the SMART Receivable Rights which pre-date the date on which Macquarie first sold the SMART Receivables Rights to a SMART Trust.

iii)	If the review of the PPSR shows registrations appear to exist over the SMART Receivable Rights, review and confirm evidence of the discharge of such security interest to the extent granted over the relevant SMART Receivable Rights exists.

iv)	If steps (i) through (iii) are confirmed, this will be a Test Pass.

Representation

(v)    Waiver or Set-Off: the SMART Receivables are not subject to or affected by any right of set-off;

Documents

Contract held on Worksite in the Security packet

Data Tape to be provided from Infolease system

Security Packet as held on Worksite

Agreed Upon Procedures

i)	Review the Contract and confirm the amount financed matches the principal balance at the time of origination within the Data Tape.

ii)	If the SMART Receivable constitutes a consumer receivable, review the Receivable File and confirm there is no indication of any right of set-off.

iii)	If the SMART Receivable does not constitute a consumer receivable, review the Contract and confirm it contains language which prohibits any right of set-off.

iv)	If steps (i) and (iii) are confirmed, this will be a Test Pass.

Representation

(w)    Insurance: the Obligor must maintain an Insurance Policy in relation to the asset the subject of the Chattel Mortgage or the Retained Title Rights (as the case may be) until the SMART Receivable is paid in full; and

Documents

Security Packet as held on Worksite

Agreed Upon Procedures

i)	Review the Contract and confirm it contains language requiring the Obligor to obtain and maintain an Insurance Policy against the Vehicle.

ii)	If step (i) is confirmed, this will be a Test Pass.

Representation

(x)    Credit Code: other than in the case of a SMART Receivable which is a Consumer Receivable, the SMART Receivable is not regulated by or subject or the Consumer Credit Code or the National Credit Code

Documents

Data Tape to be provided from Infolease system

Agreed Upon Procedures

i) Review the Data Tape and confirm that the asset is a Consumer Receivable. If the asset is not a Consumer Receivable, it will not be regulated by or subject to the Consumer Credit Code or the National Credit Code.

ii) If step (i) is confirmed, this will be a Test Pass.